SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 13, 1998



                      CORNERSTONE REALTY INCOME TRUST, INC.
         (Exact name of registrant as specified in its charter)


         VIRGINIA                   1-12875                  54-1589139
         (State of                  (Commission              (IRS Employer
         incorporation)             File Number)             Identification No.)


         306 EAST MAIN STREET
         RICHMOND, VIRGINIA                                   23219
         (Address of principal                                (Zip Code)
          executive offices)



                  Registrant's telephone number, including area code:
                                 (804) 643-1761

                      CORNERSTONE REALTY INCOME TRUST, INC.

                                    FORM 8-K

                                      Index


Item 5.   Other Events

Item 7.   Financial Statements and Exhibits

          Financial Statements:

          None.

          Exhibits:

          99.1 Press Release dated January 13, 1998 announcing an increase in the Company's dividend rate.

          99.2 Press Release dated January 22, 1998 reporting on the Company's 1997 earnings.


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

Item 5.  Other Events

         On January 13, 1998 and January 22, 1998, respectively, Cornerstone Realty Income Trust, Inc. issued Press Releases. The January 13, 1998 Press Release announces an increase in the Company's dividend rate and the January 22, 1998 Press Release reports on the Company's 1997 earnings.


CAUTIONARY STATEMENT

         Certain  matters  discussed  in this Form 8-K contain  "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") relating to, without limitation, possible future economic performance, plans and objectives of management for future operations, and projections of revenue and other financial items, demographic projections and federal income tax considerations, which can be identified by the use of forward-looking terminology that refers to or describes events that will or may occur in the future. Such forward-looking statements are inherently subject to risks and uncertainties that could cause future results to differ materially from those contained in such forward-looking statements. Many of the risks and uncertainties cannot be predicted with accuracy and some might not even be anticipated. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company can give no assurance that its expectations can be achieved or will be realized. Factors that would cause actual results to differ materially from the Company's current expectations include general economic conditions, economic conditions in the areas of the Company's operations, and risks associated with the acquisition, ownership and operation of properties, including unanticipated decreases in revenues or increases in expenses or liabilities at the properties.



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




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Cornerstone Realty Income Trust, Inc.


Date: January 22, 1998                  By:/s/ Stanley J. Olander, Jr.
                                           -------------------------------------
                                           Stanley J. Olander, Jr.,
                                           Chief Financial Officer
                                           Cornerstone Realty Income Trust, Inc.

                               Index to Exhibits


Exhibit No.                        Exhibit
-----------                        -------


99.1 Press Release dated January 13, 1998 announcing an increase in the Company's dividend rate.

99.2 Press Release dated January 22, 1998 reporting on the Company's 1997 earnings.



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